SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2019, USA Technologies, Inc. (the “Company”) entered into a ninth consent letter (the “New Consent Agreement”) relating to the Company’s existing Credit Agreement dated November 9, 2017 (“Credit Agreement”) by and among the Company, as the borrower, its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as the lender and administrative agent for the lender (the “Lender”). The New Consent Agreement, among other things: (i) extends until October 31, 2019, the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018 and the unaudited financial statements for the fiscal quarters ended September 30, 2018, December 31, 2018, March 31, 2019, and June 30, 2019, and the related compliance certificates required pursuant to the Credit Agreement; and (ii) extends until October 31, 2019, the date by which the Company must comply with the financial covenants set forth in Section 6.12 of the Credit Agreement with respect to the fiscal quarters ended June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019, and June 30, 2019.

In connection with the New Consent Agreement, the Company repaid in full the remaining principal amount of the existing term loan under the Credit Agreement of approximately $1.5 million, and all accrued and unpaid interest thereon. As of the date hereof, the principal amount outstanding under the existing revolving line of credit loan under the Credit Agreement is $10,000,000.

The sixth consent letter previously entered into by the Company and the Lender on June 27, 2019, had, among other things, extended until September 30, 2019 the time period for delivery to the Lender of the Company’s audited financial statements for the fiscal year ended June 30, 2018 and the unaudited financial statements for the fiscal quarters ended September 30, 2018, December 31, 2018, March 31, 2019, and June 30, 2019 and the related compliance certificates.

The foregoing description of the New Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Consent Agreement by and among the Company, its subsidiaries, and JPMorgan Chase Bank, N.A., dated September 27, 2019

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2019	USA TECHNOLOGIES, INC.

	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer